                                                                    EXHIBIT 10.4


--------------------------------------------------------------------------------


                               FIRST AMENDMENT TO
                     LOAN GUARANTEE AND SERVICING AGREEMENT

                       Executed as of December 20, 1996
                         Effective as set forth herein

                                     among

                            UNITED STATES OF AMERICA
                    acting through the Administrator of the
                            Rural Utilities Service
                                 as Guarantor,

                    KANSAS ELECTRIC POWER COOPERATIVE, INC.
                              as the Cooperative,

            NATIONAL RURAL UTILITIES COOPERATIVE FINANCE COOPERATION
                                 as the Lender,

            NATIONAL RURAL UTILITIES COOPERATIVE FINANCE COOPERATION
                                as the Servicer,

                                      and

                       THE FIRST NATIONAL BANK OF CHICAGO
                                 as the Trustee



               Rural Electric Cooperative Grantor Trusts (KEPCO)


--------------------------------------------------------------------------------

                               TABLE OF CONTENTS

                                                                                   Page
                                                                                   ----
Parties...........................................................................   1
Recitals..........................................................................   1

                                   ARTICLE 1
                Amendments to Original Loan Guarantee Agreement

     Section 1.1  Amendments to Article I..........................................   3
     Section 1.2  Amendments to Article II.........................................   6
     Section 1.3  Amendments to Article V..........................................   6
     Section 1.4  Amendment to Article VI..........................................   7
     Section 1.4A Amendment to Article VII.........................................   7
     Section 1.5  Amendments to Article XII........................................   8
     Section 1.6  Amendments to Schedule I.........................................   9
     Section 1.7  Amendment to Schedule II (Note One) to Loan
                  Guarantee Agreement..............................................  10
     Section 1.8  Amendment to Schedule II (Note Two) to Loan
                  Guarantee Agreement..............................................  11

                                   ARTICLE 2
            Further Amendments to Original Loan Guarantee Agreement

     Section 2.1  Amendments to Schedule I.........................................  11

                                   ARTICLE 3
                   Consents; Representations and Warranties

     Section 3.1  Consent and Approval of the RUS; Representation of the RUS.......  12
     Section 3.2  Consent and Approval of the Cooperative; Representations of the
                  Cooperative......................................................  12
     Section 3.3  Consent and Approval of the Lender; Representations of the Lender  13
     Section 3.4  Consent and Approval of the Servicer; Representations
                  of the Servicer..................................................  14
     Section 3.5  Consent and Approval of the Trustee..............................  15

                                   ARTICLE 4
                                 Miscellaneous

     Section 4.1  Effective Date...................................................  16
     Section 4.2  Definitions......................................................  16
     Section 4.3  Assignment By Cooperative of Rights Under Swap Agreement.........  16
     Section 4.4  Successor Entities...............................................  16
     Section 4.5  Governing Law....................................................  16

     THIS FIRST AMENDMENT TO LOAN GUARANTEE AND SERVICING AGREEMENT (this "Agreement"), entered into as of December 20, 1996 and effective as provided herein, is entered into among the UNITED STATES OF AMERICA, acting through the Administrator (the "Administrator") of the Rural Utilities Service ("RUS"), an agency of the United States Department of Agriculture established pursuant to
Section 232 of the Federal Cooperative Insurance Reform and Department of Agriculture Reorganization Act of 1994 (Pub. L. 103-354, 108 Stat. 3178) (successor to the Rural Electrification Administration with respect to the administration of certain electric and telephone loan programs); KANSAS ELECTRIC POWER COOPERATIVE, INC. (the "Cooperative"), a Kansas nonprofit cooperative corporation; NATIONAL RURAL UTILITIES COOPERATIVE FINANCE COOPERATION, as the Servicer, a District of Columbia cooperative association ("CFC" or the "Servicer"); NATIONAL RURAL UTILITIES COOPERATIVE FINANCE COOPERATION, as the Lender, a District of Columbia cooperative association ("CFC" or the "Lender") and THE FIRST NATIONAL BANK OF CHICAGO, a national banking association, organized under the laws of the United States of America (hereinafter called the "Trustee"), solely in its capacity as trustee under each of the trust agreements referred to below, for the purpose of amending that certain Loan Guarantee and Servicing Agreement, dated as of February 15, 1988, among the Administrator of the RUS (as successor to the Rural Electrification Administration), the Cooperative, the Servicer, the Lender, and the Trustee (the "Original Loan Guarantee Agreement").

                              W I T N E S S E T H:
                              - - - - - - - - - -

     WHEREAS, the Cooperative has heretofore entered into loans with the Federal Financing Bank (hereinafter called the "FFB," and such loans hereinafter collectively called the "FFB Loans"), which loans were guaranteed by the Administrator of RUS pursuant to section 306 of the Rural Electrification Act of 1936, as amended (7 U.S.C. (S) 901 et seq.) (hereinafter called the "Act"); and

     WHEREAS, the Administrator of RUS determined, pursuant to Section 306A of the Act and the regulations published by RUS implementing Section 306A of the Act (7 C.F.R. Part 1786) (hereinafter called the "Regulations"), that certain of the FFB Loans, or certain of the advances made by the FFB to the Cooperative on account of the FFB Loans, were eligible for prepayment under Section 306A of the Act; and

     WHEREAS, pursuant to that certain Loan Agreement, dated as of February 15, 1988 (the "Lender Loan Agreement") between the Lender and the Cooperative, the Lender made a loan to the Cooperative in the principal amount of $62,487,163.21 (the "Lender Loan") for the sole purpose of financing the Cooperative's prepayment of the FFB Loans, and the Administrator of RUS transferred the guarantee of the FFB Loans to the Lender Loan, as contemplated by Section 306A of the Act, upon the terms and subject to the conditions provided in the Lender Loan Agreement; and

     WHEREAS, the Cooperative executed Lender Loan Note One and Lender Loan Note Two, more particularly described in Annex C to the Lender Loan Agreement (respectively, "Lender Loan Note One" and "Lender Loan Note Two"), evidencing a portion of the Lender Loan in the original principal amounts of $11,075,000 and $51,340,000, respectively; and

     WHEREAS, the Trustee, pursuant to that certain Trust Agreement, dated as of February 15, 1988, among the Servicer, the Cooperative and the Trustee (the "K1 Trust Agreement"), established Cooperative Utility Trust (KEPCO) 1988-K1 (the "K1 Trust") for the purpose of holding Lender Loan Note One; and

     WHEREAS, the Trustee, pursuant to that certain Trust Agreement, dated as of February 15, 1988, among the Servicer, the Cooperative and the Trustee (the "K2 Trust Agreement," together with the K1 Trust Agreement, the "Trust Agreements"), established Cooperative Utility Trust (KEPCO) 1988-K2 (the "K2 Trust," together with the K1 Trust the "Original Trusts") for the purpose of holding Lender Loan Note Two; and

     WHEREAS, the Lender as depositor of the Original Trusts and Servicer of Lender Loan Note One and Lender Loan Note Two caused Lender Loan Note One and Lender Loan Note Two to be delivered to the K1 Trust and the K2 Trust, respectively; and

     WHEREAS, pursuant to the Trust Agreements, certificates of beneficial interests (the "Original Certificates") in 100% of the Original Trusts were issued to the Lender in consideration of the Lender's deposit of Lender Loan Note One and Lender Loan Note Two into the Original Trusts; and

     WHEREAS, the Lender has transferred and sold such Original Certificates to certificateholders; and

     WHEREAS, the Servicer serviced Lender Loan Note One and Lender Loan Note Two upon the terms and subject to the conditions of the Original Loan Guarantee Agreement; and

     WHEREAS, pursuant to Section 3.9 of the Lender Loan Agreement, Lender Loan Note One and Lender Loan Note Two may be prepaid or purchased prior to their stated maturities, provided that, among other things, the Servicer gives its consent to a purchase if it is to continue serving in such capacity, and full payment is delivered to the Trustee at least 30 days prior to the proposed prepayment or purchase date; and

     WHEREAS, Lender Loan Note One and Lender Loan Note Two will be eligible for prepayment or purchase on any Business Day (as defined in the Lender Loan Agreement) on or after the Business Day immediately prior to December 15, 1997; and

     WHEREAS, pursuant to the terms and subject to the conditions of that certain First Amendment to Loan Agreement, entered into as of even date herewith, between the Cooperative and the Lender (the "First Amendment to Loan Agreement"), and Section 3.9 of the Lender Loan Agreement, the Lender will, on the Deposit Date (as defined in the First Amendment to Loan Agreement), notify the Trustee of the Lender's intent to purchase Lender Loan Note One and Lender Loan Note Two on a date specified by the Cooperative pursuant to the First Amendment to Loan Agreement (the "Refinancing Date"), on which date the Trustee will redeem the related Original Certificates and terminate the related Original Trusts and the Lender will deposit Lender Loan Note One and Lender Loan Note Two into the Series 1997 Trust (as defined in that certain Trust

Agreement, entered into as of even date herewith, among the Cooperative, CFC and the Trustee (the "1997 Trust Agreement")), the Trustee will issue new certificates of beneficial interests therein (the "Certificates"); and

     WHEREAS, the Cooperative has entered into the Swap Agreement (as defined in the 1997 Trust Agreement) with the Swap Provider (as defined in the 1997 Trust Agreement), which Swap Agreement will be assigned to and deposited in the Series 1997 Trust on the Refinancing Date, pursuant to which the Swap Provider will pay to the 1997 Trust a variable rate of interest and the 1997 Trust will pay to the Swap Provider a fixed rate of interest; and

     WHEREAS, CFC desires to continue to service Lender Loan Note One and Lender Loan Note Two and receive the benefits therefrom; and

     WHEREAS, CFC and the Cooperative desire to amend the Original Loan Guarantee Agreement for the purpose of making certain additions thereto and deletions therefrom to reflect the above transactions; and

     WHEREAS, such acts will result in the reduction of the interest rate payable by the Cooperative relating to such obligations, thereby improving the financial strength of the Cooperative as contemplated by Section 306A of the Act; and

     WHEREAS, the RUS, as the guarantor of Lender Loan Note One and Lender Loan Note Two, will benefit from such reduction in interest rate; and

     WHEREAS, the RUS, the Servicer, the Lender, the Trustee and the Cooperative have consented, pursuant to Sections 8.1 and 12.1(b) of the Original Loan Guarantee Agreement to the amendment of certain provisions of the Original Loan Guarantee Agreement for the purpose of reflecting the aforesaid transactions; and

     NOW, THEREFORE, in consideration of the mutual agreements herein contained, the RUS, the Servicer, the Lender, the Trustee and the Cooperative agree to amend the Original Loan Guarantee Agreement as follows:

                                   ARTICLE 1
                AMENDMENTS TO ORIGINAL LOAN GUARANTEE AGREEMENT
                -----------------------------------------------

     Effective on the Refinancing Date, and subject to deposit of the Notes in the Series 1997 Trust, the Original Loan Guarantee Agreement shall be amended as follows:

     SECTION 1.1 AMENDMENTS TO ARTICLE I. Article I shall be amended as follows:

     (A) The definition of "Business Day" shall be deleted in its entirety and the following shall be substituted in lieu thereof:

     "Business Day" shall have the meaning assigned to it in the 1997 Trust Agreement.

     (B) The definition of "Lender Loan Agreement" shall be deleted in its entirety and the following shall be substituted in lieu thereof:

     "Lender Loan Agreement" shall mean that certain Loan Agreement, dated as of February 15, 1988, between the Cooperative and the Lender, as amended by that certain First Amendment to Lender Loan Agreement.

     (C) The definition of "Trust Agreements" shall be amended and restated in its entirety as follows:

     "Trust Agreements" shall mean the 1997 Trust Agreement.

     (D) The definition of "Trusts" shall be deleted in its entirety and the following shall be substituted in lieu thereof:

     "Trusts" shall mean the Series 1997 Trust.

     (E)  The following definition shall be inserted in alphabetical order:

     "First Amendment to Lender Loan Agreement" shall mean that certain First Amendment to Loan Agreement, entered into as of December 20, 1996, between the Cooperative and the Lender.

     (F)  The following definition shall be inserted in alphabetical order:

     "First Amendment to Loan Guarantee Agreement" shall mean that certain First Amendment to Loan Guarantee and Servicing Agreement, entered into as of December 20, 1996, among the Cooperative, CFC, the Trustee and the Rural Utilities Service on behalf of the United States of America (as successor to the Rural Electrification Administration).

     (G)  The following definition shall be inserted in alphabetical order:

     "Lender Loan Note One" shall mean Lender Loan Note One described in the recitals to the First Amendment to Loan Guarantee Agreement and in Schedule II (Note One) to this Agreement.

     (H)  The following definition shall be inserted in alphabetical order:

     "Lender Loan Note Two" shall mean Lender Loan Note Two described in the recitals to the First Amendment to Loan Guarantee Agreement and in Schedule II (Note Two) to this Agreement.

     (I)  The following definition shall be inserted in alphabetical order:

     "1997 Trust Agreement" shall mean the Trust Agreement, entered into as of December 20, 1996, among CFC, the Cooperative and the Trustee.

     (J)  The following definition shall be inserted in alphabetical order:

     "Refinancing Date" shall mean December 18, 1997.

     (K)  The following definition shall be inserted in alphabetical order:

     "Series 1997 Trust" shall mean the Rural Electric Cooperative Grantor Trust (KEPCO) Series 1997, created by the 1997 Trust Agreement, and into which Lender Loan Note One and Lender Loan Note Two shall be deposited on the Refinancing Date.

     (L)  The following definition shall be inserted in alphabetical order:

     "Swap Agreement" shall have the meaning assigned to it in the 1997 Trust Agreement.

     (M)  The following definition shall be inserted in alphabetical order:

     "Swap Provider" shall have the meaning assigned to it in the 1997 Trust Agreement.

     (N)  Section 1.2 shall be amended and restated in its entirety as follows:

     "SECTION 1.2. Rules of Construction. Unless the context shall otherwise indicate, the terms defined in Section 1.1 hereof include the plural as well as the singular and the singular as well as the plural. The words "herein", "hereof", "hereto" and "hereunder", and words of similar import, refer to this Agreement as a whole. The word "person" includes corporations, associations and
public bodies, as well as natural persons.   Persons and entities named herein
shall include such persons and entities, their successors and assigns. References herein to any document or agreement (including this Agreement) shall mean that document or agreement as it may have been or may be amended, restated or supplemented from time to time."

     SECTION 1.2 AMENDMENTS TO ARTICLE II. Article II shall be amended as follows:

     (A) Section 2.3 shall be amended and restated in its entirety as follows:

     Principal payments on the Lender Loan Notes will be due by 11:00 a.m. (New York, New York time) on the dates and in the amounts set forth on Schedule II hereto, unless such payments are accelerated because the RUS shall have failed to pay under the Guarantee of any Lender Loan Note any amount required to be paid under Section 3.2 hereof or any Guarantee of a Lender Loan Note shall not be the valid, binding and enforceable obligation of the RUS. The Cooperative will have the option of prepaying any Lender Loan Note, in whole but not in part, or requiring the holder of any Lender Loan Note to sell such Lender Loan Note to a third party designated by the Cooperative, on the dates specified in
Schedule II hereto.

     (B) Section 2.4 shall be amended and restated in its entirety as follows:

     Payments of Guaranteed Interest on each of the Lender Loan Notes will be due by 11:00 a.m. (New York, New York time) on the Interest Payment Dates for such Lender Loan Note or upon acceleration of such Lender Loan Note.

     SECTION 1.3 AMENDMENTS TO ARTICLE V. Article V shall be amended as follows:

     (A) Section 5.2(a) shall be amended and restated in its entirety as follows:

     (a) if the Cooperative shall fail to pay on the scheduled due date the amount of any installment of principal of the respective Lender Loan Note then due or the Guaranteed Interest on the respective Lender Loan Note accrued through such date and the Servicer of such Lender Loan Note receives notice of such failure pursuant to the respective Trust Agreement, such Servicer shall use its best efforts to deliver such notice to RUS within two hours of receipt by Servicer of same and in no event later than 4:00 p.m. District of Columbia time on the Business Day next following the date such Servicer receives such notice, a written notice thereof in the form of Annex E hereto (a "Default Notice") specifying the amount thereof, including how much is principal and how much is Guaranteed Interest, setting forth in reasonable detail the basis for and method of calculation of the amount of principal and Guaranteed Interest, certifying that the amount of such Guaranteed Interest does not exceed the Maximum Interest Rate for such Lender Loan Note, specifically identifying the particular Lender Loan Note and the person to whom and the account to which any payment under the Guarantee of such Lender Loan Note with respect to such default is to be wired as the payee of such Lender Loan Note, and certifying that the person so identified is the Payee of such Lender Loan Note, and shall submit to RUS, as soon as possible thereafter, a report setting forth its views as to the reasons for the default, how long it expects the Cooperative to be in default and what corrective actions the Cooperative states it is taking to cure such default or achieve a current debt service position (as the case may be); and

     SECTION 1.4 AMENDMENT TO ARTICLE VI. Article VI shall be amended as follows:

     (A) Section 6.1 shall be amended by deleting subsection (c) and, in place thereof, substituting a new subsection (c) as follows:

     (c) the amount of Termination Payment, if any, that the Cooperative would be required to pay, under Section 6 of the Swap Agreement, if it were to terminate such Swap Agreement on such date. It is the intent of the Cooperative and RUS that if RUS pays such amounts, it shall have the right of subrogation thereto under the Mortgage.

     (B) Section 6.3(b) shall be amended and restated to read in its entirety as follows:

     if the Lender Loan Note is bearing interest at a Fixed Rate at the time of such prepayment or purchase, on any date on which the Cooperative would be permitted under the terms of the Lender Loan Agreement to prepay such Lender Loan Note.

     SECTION 1.4A AMENDMENT TO ARTICLE VII. Article VII shall be amended as follows:

     (A) Section 7.2 shall be amended by adding a new subsection (c) as follows:

     (c) In the event that a Mortgage Default has occurred, and subject to any limitations thereon contained in the Mortgage, in addition to its rights under
Section 7.2(b) hereof, RUS shall have the legal power to exercise all the rights, powers and privileges (i) of a holder of each Lender Loan Note, (ii) to recover judgment in its own name or on behalf of the holders of the Lender Loan Notes and to apply the proceeds thereof towards satisfaction of payments made by RUS under the Guarantee of each Lender Loan Note, (iii) to file such proofs of claim and other papers and documents as may be advisable to have the claims of RUS and the holders of the Lender Loan Notes allowed in any bankruptcy, insolvency or other judicial proceedings relative to the Cooperative, its creditors or its property, (iv) to vote, in its sole discretion and without regard to the interests of any holder of a Lender Loan Note but solely with regard to the interests of RUS, on any plan of reorganization or any other matter in any such bankruptcy, insolvency or other judicial proceedings and (v) to make or approve any amendment, compromise, modification or other change in the obligations of the Cooperative in respect of the Lender Loan Notes. Upon any such action by RUS referred to in this subsection (c) that would in any way adversely affect any Lender Loan Note or Notes, RUS shall be obligated, in the place and stead of the Cooperative, to pay under the Guarantee of each Lender Loan Note so affected the principal of and Guaranteed Interest on such Lender Loan Note or Notes as and when due without taking into account any vote, plan of reorganization, amendment, compromise, modification or other change made or approved by RUS pursuant to this subsection
(c), and the Payee shall thereupon deliver to RUS and the Cooperative a release and discharge of any further obligation of the Cooperative to the Payee under the Lender Loan Note. In consideration of the obligation of RUS to make such payments as scheduled, (x) the Cooperative shall be obligated to pay to RUS (without duplication of any amounts paid under the last sentence of subsection
(b) above) an amount equal to the entire balance of the Lender Loan Note and all interest thereon in accordance with Section 11.1 hereof, and (y) the Lender, the Servicer and the Trustee hereby assign all their respective rights, if any, to exercise any powers granted to RUS under this subsection (c), which assignment shall also be binding on all assignees or transferees of any Lender Loan Note.

     SECTION 1.5 AMENDMENTS TO ARTICLE XII. Article XII shall be amended as follows:

     (A) Section 12.2 shall be amended and restated in its entirety as follows:

     All communications and notices under this Agreement shall be in writing and shall be deemed to have been duly given if delivered by hand or by telecopy, when such telecopy is transmitted to the specified telecopier number and its receipt is acknowledged or, except as to notices delivered under Section 5.2(a), mailed, postage prepaid, by certified mail, return receipt requested, or by overnight mail, return receipt requested, to the appropriate addresses specified in Schedule I hereto, or at such other address as any party may designate by notice to the other parties hereto in accordance with this Section 12.2.
Notices by telecopy to the RUS shall be followed by another form of written notice permitted hereby and shall not be deemed received unless the sender receives oral confirmation of receipt from the RUS. Any notice address provided in Schedule I hereto may be amended, and this Agreement shall be amended to include such amended notice address, upon the provision, in accordance herewith, of notice of such amended notice address to all parties entitled to receive notices listed on Schedule I hereto.

     SECTION 1.6 AMENDMENTS TO SCHEDULE I. Schedule I shall be amended as follows:

     (A) Paragraph 20 shall be deleted in its entirety and the following shall be inserted in lieu thereof:

          The regulatory bodies, administrative agencies and governmental authorities whose approvals are required, as referred to in Section 10.2(e) hereof, is/are as follows: NONE.

     (B) The first notice address in Paragraph 28, "If to REA:," shall be amended and restated to read as follows:

          If to RUS:

               Rural Utilities Service
               United States Department of Agriculture
               Washington, D.C.  20250-1535
               Telecopy No:  202-690-0397
               Attention:  Director, Financial Operations Division
               Subject:  KEPCO - Kansas 54

          with a copy addressed to:

               Rural Utilities Services
               United States Department of Agriculture
               Washington, D.C.  20250-1510
               Telecopy No:  202-382-1915
               Attention:  Administrator
               Subject:  KEPCO - Kansas 54

     (C) The third notice address in Paragraph 28, "If to the Lender:," shall be amended and restated to read as follows:

          If to the Lender:

               National Rural Utilities Cooperative Finance Corporation 2201 Cooperative Way - Woodland Park
               Herndon, Virginia  22071-3025
               Telecopy:  708/709-6779

               Attention of Finance Officer

     (D) The fourth notice address in Paragraph 28, "If to the Servicer:," shall be amended and restated to read as follows:

          If to the Servicer:

               National Rural Utilities Cooperative Finance Corporation 2201 Cooperative Way - Woodland Park
               Herndon, Virginia  22071-3025
               Telecopy:  708/709-6779
               Attention of Finance Officer

     (E) The fifth notice address in Paragraph 28, "If to the Trustee:," shall be amended and restated to read as follows:

          If to the Trustee:

               The First National Bank of Chicago
               One First National Plaza
               Suite 0126
               Chicago, Illinois 60670-0126
               Telecopy: 312-407-1708
               Attention of Corporate Trust Administration

      (F) The definition of "Certificate" in paragraph 29 shall be deleted in its entirety and the following shall be substituted in lieu thereof:

     "Certificate" or "1997 Certificate" shall mean a Rural Electric Cooperative Grantor Trust Certificate (KEPCO) 1997 evidencing a Fractional Interest, executed, authenticated and delivered by the Trustee substantially in the form of Exhibit A to the 1997 Trust Agreement. "Certificate Rate", with respect to such certificate shall have the meaning specified in the 1997 Trust Agreement.

     SECTION 1.7 AMENDMENT TO SCHEDULE II (NOTE ONE) TO LOAN GUARANTEE AGREEMENT. Schedule II (Note One) shall be amended as follows:

     (A) The last sentence of the paragraph entitled "Prepayment or Purchase Dates" shall be amended and restated to read as follows:

Lender Loan Note One may be prepaid or purchased on any Business Day; provided that if the Swap Agreement is in effect, provision must be made for termination of the Swap Agreement as provided therein (including payment of all amounts payable by the Cooperative or the

RUS in connection with such termination if any). The Cooperative hereby agrees to pay such amounts, but such payments are not guaranteed by the RUS.

     (B) The paragraph entitled "Prepayment Premium" shall be deleted in its entirety.

     SECTION 1.8 AMENDMENT TO SCHEDULE II (NOTE TWO) TO LOAN GUARANTEE AGREEMENT. Schedule II (Note Two) shall be amended as follows:

     (A) The last sentence of the paragraph entitled "Prepayment or Purchase Dates" shall be amended and restated to read as follows:

Lender Loan Note Two may be prepaid or purchased on any Business Day; provided that (y) if the Swap Agreement is in effect, provision must be made for termination of the Swap Agreement as provided therein (including payment of all amounts payable by the Cooperative or the RUS in connection with such termination if any). The Cooperative hereby agrees to pay such amounts, but such payments are not guaranteed by the RUS.

     (B) The paragraph entitled "Prepayment Premium" shall be deleted in its entirety.


                                   ARTICLE 2
            FURTHER AMENDMENTS TO ORIGINAL LOAN GUARANTEE AGREEMENT
            -------------------------------------------------------

     On the Refinancing Date, effective on the sale of the Certificates by CFC to a person other than an affiliate of CFC pursuant to a registered public offering of the Certificates or an offering of the Certificates that is exempt from registration pursuant to Section 4(2) of the Securities Act of 1933, the Original Loan Agreement shall be further amended as follows:

     SECTION 2.1 AMENDMENTS TO SCHEDULE I. Schedule I shall be amended as follows:

     (A) Paragraph 8(a) shall be deleted in its entirety and the following shall be substituted in lieu thereof:

     The "Fixed Rate" of interest referred to in Section 1.1 hereof shall mean the sum of (i) 7.654% per annum and (ii) the Servicer Spread; provided, however, that (y) if at any time on or after the Refinancing Date, the Certificates have been registered with the United States Securities and Exchange Commission and are issued in a registered public offering, the Fixed Rate shall, pursuant to the mechanism provided in the Swap Agreement (as defined in the 1997 Trust Agreement), thereafter be reduced by 10 basis points (.10%) per annum and (z) if at any time on or after the Refinancing Date, all requirements of ERISA are satisfied so that the Series 1997 Certificates can be sold without any limitations to "employee benefit plans" (as such term is defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended), the Fixed Rate shall, pursuant to the mechanism provided in the Swap Agreement (as defined in the 1997 Trust Agreement), thereafter be reduced by 5 basis points (.05%) per annum.



                                   ARTICLE 3
                    CONSENTS; REPRESENTATIONS AND WARRANTIES
                    ----------------------------------------

     SECTION 3.1  CONSENT AND APPROVAL OF THE RUS; REPRESENTATION OF THE RUS.

     (A) The RUS hereby consents to and approves of (i) the amendments and modifications made to the Lender Loan Agreement and the Original Loan Guarantee Agreement, (ii) the execution and delivery of the First Amendment to Loan Agreement, 1997 Trust Agreement and this Agreement, and (iii) the carrying out of all the transactions contemplated by such documents, including but not limited to, the Purchase (as defined in the First Amendment to Loan Agreement) of the Lender Loan Note One and Lender Loan Note Two and, upon the effectiveness of such amendments and modifications, confirms its guarantee of the Lender Loan Note One and Lender Loan Note Two, as amended thereby.

     (B)  The representations and warranties originally made by the RUS in
Section 10.1 of the Original Loan Guarantee Agreement are incorporated herein by reference as if set forth in their entirety herein. The RUS hereby represents that such representations and warranties are true and correct on the date hereof. As incorporated by reference herein, the term "Agreement" shall be deemed to mean the Original Loan Guarantee Agreement and this Agreement.

     SECTION 3.2 CONSENT AND APPROVAL OF THE COOPERATIVE; REPRESENTATIONS OF THE COOPERATIVE.

     (A) The Cooperative hereby consents to and approves of the amendments and modifications made to the Lender Loan Agreement and the Original Loan Guarantee Agreement and to the execution and delivery of the First Amendment to Loan Agreement, 1997 Trust Agreement and this Agreement.

     (B) The representations and warranties originally made by the Cooperative in Section 10.2 of the Original Loan Guarantee Agreement (other than in Sections
10.2 (i) and (k)-(n)) are incorporated herein by reference as if set forth in their entirety herein. The Cooperative hereby represents that such representations and warranties (except for Section 10.2(d), (g) and (h) which are modified by Subsection (c) of this Section and, as modified, are true and correct as provided herein) are true and correct on the date hereof. As incorporated by reference herein, the term "Agreement" shall be deemed to mean the Original Loan Guarantee Agreement and this Agreement.

     (C)  The representations contained in Subsections (d), (g) and (h) of
Section 10.2 of the Original Loan Guarantee Agreement are hereby modified to read as follows and, as modified, are true and correct on the date hereof:

          (d) This Agreement and each of the other Operative Agreements to which the Cooperative is a party have been duly authorized, executed and delivered by the Cooperative and constitute the legal, valid and binding agreements of the Cooperative, enforceable against the Cooperative in accordance with their respective terms, subject to (i) applicable bankruptcy, reorganization, and insolvency, moratorium and other laws of general applicability relating to or affecting creditors' rights, generally, (ii) the application of general principles of equity regardless of whether such enforceability is considered in a proceeding in equity or at law, and (iii) as to the RUS Mortgage, such other exemptions as are set forth in the Opinion of Harold Haun, Esq., Counsel to the Cooperative;

          (g) Except as set forth in the officer's certificate of the Cooperative delivered in connection with the execution and delivery of the Operative Agreements, there is no action, suit, proceeding or investigation before or by any court or any regulatory body, administrative agency or governmental authority presently pending or threatened with respect to the Cooperative, this Agreement or any of the Operative Agreements to which the Cooperative is a party challenging the validity or enforceability of this Agreement or any of the other Operative Agreements to which the Cooperative is a party or seeking to restrain, and join or otherwise prevent the consummation by the Cooperative of the transactions contemplated by this Agreement or any of the other Operative Agreements to which the Cooperative is a party or which, if adversely determined, would have a material adverse effect on the Cooperative's ability to perform its obligations under this Agreement or any of the other Operative Agreements to which the Cooperative is a party;

          (h) The most recent audited balance sheet and statement of operations of the Cooperative fairly present the financial condition and results of operation of the Cooperative as of the date and for the year indicated, and there has been no material adverse change in such financial condition except changes disclosed in writing in the officer's certificate of the Cooperative delivered in connection with the execution and delivery of the Operative Agreements;

     SECTION 3.3 CONSENT AND APPROVAL OF THE LENDER; REPRESENTATIONS OF THE LENDER.

     (A) The Lender hereby consents to and approves of the amendments and modifications made to the Lender Loan Agreement and the Original Loan Guarantee Agreement and to the execution and delivery of the First Amendment to Loan Agreement, 1997 Trust Agreement and this Agreement.

     (B)  The representations and warranties originally made by the Lender in
Section 10.3 of the Original Loan Guarantee Agreement are incorporated herein by reference as if set forth in their entirety herein. The Lender hereby represents that such representations and warranties (except for Sections 10.3(e), 10.3(h) and 10.3(i) which are modified by subsection (c) of this Section and, as modified, are true and correct as provided herein) are true and correct on the date hereof. As incorporated by reference herein, the term "Agreement" shall be deemed to mean the Original Loan Guarantee Agreement and this Agreement.

     (C)  The representations contained in subsections (e), (h) and (i) of
Section 10.3 of the Original Loan Guarantee Agreement are hereby modified to read as follows and, as modified, are true and correct on the date hereof:

          (e) No approval, consent, authorization, order, waiver, exemption, variance, registration, filing, notification, qualification, license, permit or other action is now, or under existing law in the future will be, required to be obtained, given or taken, as the case may be, from any regulatory body, administrative agency or governmental authority having jurisdiction over the Lender to authorize the execution and delivery by the Lender of this Agreement or any of the other Operative Agreements to which the Lender is a party as such, or the consummation by the Lender of the transactions contemplated hereby or thereby or the performance by the Lender of its obligations hereunder or thereunder, other than, prior to the public offering, if any, by the Lender of certificates under the Trust Agreements (i) the registration of such certificates under the Securities Act of 1933, if necessary, (ii) the qualification of an indenture under the Trust Indenture Act of 1939, if necessary, (iii) the issuance of an exemptive order under the Investment Company Act of 1940 or the availability of another exemption thereunder, (iv) the registration, qualification, issuance of an exemptive order or any other governmental action under any applicable state securities laws, if necessary,
(v) such as have been obtained prior to the date of this Agreement, and (vi) an exemption from the Department of Labor with respect to the Employee Retirement Income Security Act of 1974;

          (h) The Lender meets the criteria of a "Financially Viable Lender," as such term is defined in Section 1786.27(a) of the 306A Regulations; and

          (i) The Lender meets the qualifications to be a "Lender," as such qualifications are set forth in Section 1786.28(b) of the 306A Regulations.

     SECTION 3.4 CONSENT AND APPROVAL OF THE SERVICER; REPRESENTATIONS OF THE SERVICER.

     (A) The Servicer hereby consents to and approves of the amendments and modifications made to the Lender Loan Agreement and the Original Loan Guarantee Agreement and to the execution and delivery of the First Amendment to Loan Agreement, 1997 Trust Agreement and this Agreement.

     (B)  The representations and warranties originally made by the Servicer in
Section 10.4 of the Original Loan Guarantee Agreement are incorporated herein by reference as if set forth in their entirety herein. The Servicer hereby represents that such representations and warranties (except for

Sections 10.4(e) and 10.4(h) which are modified by subsection (c) of this Section and, as modified, are true and correct as provided herein) are true and correct on the date hereof. As incorporated by reference herein, the term "Agreement" shall be deemed to mean the Original Loan Guarantee Agreement and this Agreement.

    (C)   The representation contained in subsections (e) and (h) of Section
10.4 of the Original Loan Guarantee Agreement are hereby modified to read as follows and, as modified, are true and correct on the date hereof:

          (e) No approval, consent, authorization, order, waiver, exemption, variance, registration, filing, notification, qualification, license, permit or other action is now, or under existing law in the future will be, required to be obtained, given or taken, as the case may be, from any regulatory body, administrative agency or governmental authority having jurisdiction over the Servicer to authorize the execution and delivery by the Servicer of this Agreement or any of the other Operative Agreements to which the Servicer is a party as such, the consummation by the Servicer of the transactions contemplated hereby or thereby or the performance by the Servicer of its obligations hereunder or thereunder, other than, prior to the public offering, if any, by the Lender of certificates under the Trust Agreements (i) the registration of such certificates under the Securities Act of 1933, if necessary, (ii) the qualification of an indenture under the Trust Indenture Act of 1939, if necessary, (iii) the issuance of an exemptive order under the Investment Company Act of 1940 or the availability of another exemption thereunder, (iv) the registration, qualification, issuance of an exemptive order or any other governmental action under any applicable state securities laws, if necessary,
(v) such as have been obtained prior to the date of this Agreement, and (vi) an exemption from of Department of Labor with respect to the Employee Retirement Income Security Act of 1974;

          (h) The Servicer has the capability to adequately service the Lender Loan in accordance with Section 1786.28(b)(3) of the 306A Regulations.

    (D) Pursuant to Section 3.9 of the Lender Loan Agreement, the Servicer hereby consents to the Purchase (as defined in the First Amendment to Loan Agreement) of Lender Loan Note One and Lender Loan Note Two by the Lender on the Refinancing Date.

    SECTION 3.5 CONSENT AND APPROVAL OF THE TRUSTEE. The Trustee hereby consents to the amendments and modifications made to the Lender Loan Agreement and the Loan Guarantee Agreement and to the execution and deliver of the First Amendment to Loan Agreement, 1997 Trust Agreement and this Agreement.

                                   ARTICLE 4
                                 MISCELLANEOUS
                                 -------------

          SECTION 4.1 EFFECTIVE DATE. This Agreement shall be the valid and binding obligation of the parties as of the date of its execution, but the amendments to the Original Loan Guarantee Agreement set forth in Articles 1 and 2 shall become effective in accordance with the terms of such Articles.

          SECTION 4.2 DEFINITIONS. As used in this Agreement, all terms which are not otherwise defined herein but which are defined in the Original Loan Guarantee Agreement as amended by this Agreement shall have the same meanings herein, to the extent the context so permits.

          SECTION 4.3 ASSIGNMENT BY COOPERATIVE OF RIGHTS UNDER SWAP AGREEMENT. Effective as of the date this Agreement is executed, the Cooperative hereby assigns to the RUS, on a non-exclusive basis, with the Cooperative (provided that the Cooperative shall not be entitled to exercise such assigned rights if the Cooperative is in default under either Lender Loan Note One or Lender
Loan Note Two) also having the rights assigned in this Section, the right, in the event the RUS elects to prepay or purchase Lender Loan Note
One and Lender Loan Note Two in accordance with Section 6.1 of the Loan Guarantee Agreement, to terminate the swap "Transaction" (as defined in the Swap Agreement), dated of even date herewith, pursuant to Part 5, Section (9) of the Schedule to the Swap Agreement.

          SECTION 4.4 SUCCESSOR ENTITIES. Lender Loan Note One, Lender Loan Note Two, the Lender Loan Agreement, Loan Guarantee Agreement, Trust Agreements, Certificates and Guarantee and all other documents executed to carry out the transactions contemplated herein and therein shall be amended, in all necessary places to reflect that the Rural Utilities Service has succeeded the Rural Electrification Administration of the United States Department of Agriculture with respect to the administration of certain electric and telephone loan programs by replacing the term "REA" with the term "RUS" everywhere such term appears and by making such other changes as are necessary to effectuate such succession. In addition, the reference in Lender Loan Note 1 and Lender Loan
Note 2 to the Trust Agreements shall be amended to mean the 1997 Trust
Agreement.

          SECTION 4.5 GOVERNING LAW. This First Amendment to Loan Guarantee and Servicing Agreement shall be governed, and construed and enforced in accordance with, the laws of the State of New York, except that the obligations of the Cooperative to RUS hereunder and under the Lender Loan Notes shall be governed by, and construed and enforced in accordance with, the laws of the United States of America, to the extent applicable and otherwise by the laws of the State of New York.

          Except as specifically amended hereby, the Original Loan Guarantee Agreement shall remain in full force and effect and is ratified in all respects by the parties thereto.

          IN WITNESS WHEREOF, each party hereto has caused this Agreement to be executed by an authorized officer as of the day and year first above written.

                            UNITED STATES OF AMERICA, acting through the
                            Administrator of the Rural Utilities Service


                            By:  /s/  Wally Beyer
                               -------------------------------------------------
                            Title:  Administrator of the Rural Utilities Service

                            KANSAS ELECTRIC POWER COOPERATIVE, INC., as the Cooperative


                            By:  /s/  Stephen E. Parr
                                ---------------------------------------------
                                 Stephen E. Parr,
                                 Executive Vice President & Chief Executive
                                 Officer

                            NATIONAL RURAL UTILITIES COOPERATIVE FINANCE
                            COOPERATION, as the Lender


                            By:  /s/  Martin R. Crowson
                               ----------------------------------------
                                 Martin R. Crowson,
                                 Assistant Secretary-Treasurer

                            NATIONAL RURAL UTILITIES COOPERATIVE FINANCE
                            COOPERATION, as the Servicer


                            By:  /s/  Martin R. Crowson
                               ---------------------------------------
                                 Martin R. Crowson,
                                 Assistant Secretary-Treasurer

                            THE FIRST NATIONAL BANK OF CHICAGO,
                            as the Trustee


                            By:  /s/  Richard D. Manella
                               ------------------------------------
                                 Richard D. Manella,
                                 Vice President